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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2002 (June 7, 2002)

SIMON PROPERTY GROUP, INC. (Exact name of registrant as specified in its charter)	SPG REALTY CONSULTANTS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)
001-14469 (Commission File No.)	001-14469-01 (Commission File No.)
04-6268599 (I.R.S. Employer Identification No.)	13-2838638 (I.R.S. Employer Identification No.)
National City Center 115 West Washington Street, Suite 15 East Indianapolis, Indiana 46204 (Address of principal executive offices) (ZIP Code)
(317) 636-1600 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

ITEM 4.    CHANGE IN REGISTRANTS' CERTIFYING ACCOUNTANT

        On June 7, 2002, Simon Property Group, Inc. a Delaware corporation ("SPG"), and SPG Realty Consultants, Inc., a Delaware corporation ("SRC" and together with SPG, the "Companies"), decided to replace Arthur Andersen LLP ("Andersen") with Ernst & Young LLP ("E&Y") as the Companies' independent accountants. The change in accountants will become effective immediately. This decision was approved by the Audit Committee of the Boards of Directors of the Companies.

        Andersen's reports on the Companies' combined financial statements, SPG's consolidated financial statements, and SRC's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in its report on the Companies' combined financial statements, SPG's consolidated financial statements, and SRC's consolidated financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Companies have provided Andersen a copy of the foregoing disclosures. A letter from Andersen stating its agreement with such disclosures is attached as Exhibit 16 to this report.

        During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this report, the Companies did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companies' combined financial statements, SPG's consolidated financial statements, and SRC's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  16
  Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 10, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2002
SIMON PROPERTY GROUP, INC. SPG REALTY CONSULTANTS, INC.
By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett Executive Vice President-Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 10, 2002.

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  ITEM 4. CHANGE IN REGISTRANTS' CERTIFYING ACCOUNTANT
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX